SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): October 3, 2001



                             Greenbriar Corporation
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                       0-8187                      75-2399477
------------------------       ---------------------        --------------------
(State of incorporation)       (Commission File No.)        (IRS Employer
                                                             Identification No.)


              14185 Dallas Parkway, Suite 650, Dallas, Texas 75240
              ----------------------------------------------------
           (Address of principal execute offices, including zip code)


                                 (972) 407-8400
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On October 3, 2001, Registrant concluded and closed a transaction with LSOF Pooled Equity, L.P. to settle and resolve litigation over the amount and nature of LSOF's ownership of Registrant. The dispute had centered around the number of shares of Registrant's common stock and extent of control to which LSOF was entitled upon conversion of its Series F and G Preferred Stock and the amount then due under a "Make Whole Agreement." LSOF's position would have resulted in a change of voting control of Registrant to LSOF, which Registrant resisted in the litigation between the parties.

Under the terms of the settlement, Registrant repurchased all of LSOF's ownership interests in Registrant, which amounted to 1,054,202 shares of Registrants common stock, and LSOF released all claims in exchange for $4,000,000 in cash and the conveyance of 11 assisted living properties out of the 24 owned and operated by Registrant, subject to any indebtedness thereon. In addition Registrant released LSOF from all claims. On August 3, 2001 Registrant sold an assisted living property in California. The cash proceeds from the sale were used to provide the cash portion of the settlement with LSOF.

With the litigation concluded, Registrant will devote its efforts to rebuilding its business by exploring attractive acquisitions in the assisted living industry and in the general real estate market. Registrant existed from 1981 to 1989 as a real estate investment trust. After a change in management in 1989, Registrant changed its primary focus to supplying products and services to the elderly, although it continued its business of investing in commercial real estate. Beginning in 1994, Registrant began liquidating its commercial real estate and devoting its efforts to the assisted living sector of the eldercare industry. Between 1995 and 1997, Registrant opened several residences and acquired four assisted living companies. Registrant's assisted living business, similar to the rest of the industry, has incurred ongoing financial losses resulting from vacancies, high turnover, regulatory impediments and a general state of over-building. Registrant believes the long-term prospects for the assisted living industry are fundamentally sound and will continue to seek attractive acquisition candidates. However, Registrant will also seek to diversify its business by returning to its previously profitable operations in general real estate development and investments.

Item 7.  Financial Statements and Exhibits.
-----------------------------------------

The following pro forma financial information and exhibits regarding this transaction are filed with this report.

(a)      Unaudited Pro Forma Financial Statements

         The accompanying pro forma consolidated balance sheet as of June 30, 2001 presents this transaction as though it had taken place on June 30, 2001. The accompanying pro forma consolidated statements of earnings present earnings as though the transaction had taken place on January 1, 2000.

         Pro Forma Consolidated Balance Sheet-                           F-16
            June 30, 2001 (Unaudited)

         Pro Forma Consolidated Statement of Operations-                 F-18
            Six Months Ended June 30, 2001 (Unaudited)

         Pro Forma Consolidated Statement of Operations-                 F-19
            Twelve Months Ended December 31, 2000 (Unaudited)

         Explanatory Notes to Consolidated Financial Statements          F-20

(b)      Exhibits

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2001

                             GREENBRIAR CORPORATION




                                      By:      /s/ Gene S. Bertcher
                                      ------------------------------------------
                                      Gene S. Bertcher, Executive Vice President


                             Greenbriar Corporation
                      Pro Forma Consolidated Balance Sheet
                      ------------------------------------
                             (Amounts in thousands)
                                  June 30, 2001


                                                                      Properties        Pro forma
Assets                                             Historical           Sold(1)       Adjustments(2)   Notes(2)      Pro forma
                                                   ----------           -------       --------------   --------      ---------

Current Assets
         Cash And Cash Equivalents                $     2,941        $     5,084        $    (4,000)      (a)       $     4,025
         Accounts Receivable-Trade                        396                  -                  -                         396
         Other Current Assets                           1,594               (369)                 -                       1,225
                                            -------------------------------------------------------             ---------------

                  Total Current Assets                  4,931              4,715             (4,000)                      5,646

Deferred Income Tax Benefit                             4,750                  -             (2,000)      (b)             2,750

Notes Receivable, Net of Deferred
      Gain of $3,720                                      310                  -                  -                         310

Property And Equipment, At Cost
         Land And Improvements                          9,164             (4,283)                 -                       4,881
         Buildings And Improvements                    69,668            (36,120)                 -                      33,548
         Equipment And Furnishings                      6,177             (2,627)                 -                       3,550
                                            -------------------------------------------------------             ---------------

                                                       85,009            (43,030)                 -                      41,979

Less Accumulated Depreciation                          12,564             (6,414)                 -                       6,150
                                            -------------------------------------------------------             ---------------

                                                       72,445            (36,616)                 -                      35,829

Deposits                                                3,603             (1,254)                 -                       2,349

Goodwill And Other Intangibles                          5,040             (5,040)                 -                           -

Other Assets                                            1,098               (443)                 -                         655
                                            -------------------------------------------------------             ---------------

                                                  $    92,177        $   (38,638)       $    (6,000)                $    47,539
                                            ===================================================================================


(1)      See Note 1 to Consolidated Pro Forma Financial Statements
(2)      See Note 2 to Consolidated Pro Forma Financial Statements


                             Greenbriar Corporation
                      Pro Forma Consolidated Balance Sheet
                      ------------------------------------
                             (Amounts in thousands)
                                  June 30, 2001


                                                                        Properties       Pro forma
Liabilities And Stockholders' Equity                     Historical      Sold (1)     Adjustments(2)   Notes(2)    Pro forma
                                                         ----------      --------     --------------   --------    ---------

Current Liabilities
    Current Maturities Of Long-Term Debt                 $    2,664     $   (1,222)    $        -                  $    1,442
    Accounts Payable - Trade                                    868              -              -                         868
    Accrued Expenses                                            960           (136)           950         (c)           1,774
    Other Current Liabilities                                   705            (18)         1,000         (b)           1,687
                                                    ------------------------------------------------            -------------

                  Total Current Liabilities                   5,197         (1,376)         1,950                       5,771

Long-Term Debt                                               43,759        (30,647)             -                      13,112

Financing Obligations                                        10,815              -              -                      10,815

Other Long Term Liabilities                                     811           (552)             -                         259
                                                    ------------------------------------------------            -------------

                  Total Liabilities                          60,582        (32,575)         1,950                      29,957

Preferred Stock Redemption Obligation                        27,167              -        (27,167)        (d)               -

Stockholders' Equity
    Preferred Stock                                              69              -              -                          69

    Common Stock $.01 Par Value;
Authorized, 100,000 shares
      Shares; Issued And Outstanding, 8,348
Shares
        And 7,514 Shares, Respectively                           84              -              -                          84

    Additional Paid-In Capital                               60,214              -              -                      60,214
    Accumulated Deficit                                     (53,572)        (6,063)        19,217                     (40,418)
                                                    ------------------------------------------------            -------------

                                                              6,795         (6,063)        19,217                      19,949
    Less Stock Purchase Notes Receivable
      (Including $2,250 From Related Parties)                (2,367)             -              -                      (2,367)
                                                    ------------------------------------------------            -------------

                                                              4,428         (6,063)        19,217                      17,582


                                                         $   92,177     $  (38,638)    $   (6,000)                 $   47,539
                                                    =========================================================================


(1)      See Note 1 to Consolidated Pro Forma Financial Statements
(2)      See Note 2 to Consolidated Pro Forma Financial Statements


                             Greenbriar Corporation
                 Pro Forma Consolidated Statements Of Operations
                 -----------------------------------------------
                  (Amounts in thousands, except per share data)
                  For the Six Month Period Ended June 30, 2001

                                                                 Operations of
                                                                  Properties        Pro forma
                                                  Historical       Sold  (3)     Adjustments (4)   Notes    Pro forma
                                                  ----------       --------      ---------------   -----    ---------
Revenue
         Assisted living operations               $   19,223      $   (9,881)     $         -              $    9,342
                                                ------------------------------------------------         ------------

                                                      19,223          (9,881)               -                   9,342
Operating Expenses
         Assisted living community
                  operations                      $   11,726      $   (5,856)     $         -              $    5,870
         Lease expense                                 2,077            (608)               -                   1,469
         Depreciation and amortization                 1,659            (758)               -                     901
         Corporate general and
                  administrative                       3,132               -           (1,175)                  1,957
                                                ------------------------------------------------         ------------

                                                      18,594          (7,222)          (1,175)                 10,197
                                                ------------------------------------------------         ------------

                  Operating income (loss)                629          (2,659)           1,175                    (855)

Other income (expense)
         Interest and dividend income             $      141      $      (22)     $         -              $      119
         Interest expense                             (2,674)          1,189                -                  (1,485)
       Net gain (loss) on the sale of
              assets                                     159
                                                           -               -                                      159
         Other                                          (142)            142                -                       -
                                                ------------------------------------------------         ------------

                                                      (2,516)          1,309                -                  (1,207)
                                                ------------------------------------------------         ------------

         Net loss                                     (1,887)                           1,175                  (2,062)
                                                      (1,350)

Preferred stock dividend
         requirement                                    (160)              -                -                    (160)
                                                ------------------------------------------------         ------------

Loss allocable to common
         stockholders                                 (2,047)         (1,350)           1,175                  (2,222)
                                                ================================================         ============

Net loss per common share -
         basic and diluted                        $    (0.24)                                              $    (0.27)

Weighted average number
         of common and equivalent
         shares outstanding                            8,348                                                    8,348



(3)      See Note 3 to Consolidated Pro Forma Financial Statements
(4)      See Note 4 to Consolidated Pro Forma Financial Statements


                                      F-18

                             Greenbriar Corporation
                 Pro Forma Consolidated Statements Of Operations
                 -----------------------------------------------
                  (Amounts in thousands, except per share data)
               For the Twelve Month Period Ended December 31, 2000


                                                                 Operations of
                                                                  Properties        Pro forma
                                                  Historical       Sold  (3)     Adjustments (4)   Notes    Pro forma
                                                  ----------       --------      ---------------   -----    ---------

Revenue
         Assisted living operations               $   41,261      $  (19,418)     $         -              $   21,843
                                                 -----------------------------------------------         ------------

                                                      41,261         (19,418)               -                  21,843
Operating Expenses
         Assisted living community
                  operations                      $   24,750      $  (11,089)     $         -              $   13,661
         Lease expense                                 4,912          (1,196)               -                   3,716
         Depreciation and amortization                 3,740          (1,559)               -                   2,181
         Corporate general and
                  administrative                       5,448               -             (810)                  4,638
         Write-off of impaired assets
                  and related expenses                 7,461          (1,155)               -                   6,306
                                                 -----------------------------------------------         ------------

                                                      46,311         (14,999)            (810)                 30,502
                                                 -----------------------------------------------         ------------

                  Operating income (loss)             (5,050)         (4,419)             810                  (8,659)

Other income (expense)
         Interest and dividend income             $      406      $      (38)     $         -              $      368
         Interest expense                             (5,759)          2,513                -                  (3,246)
         Other                                          (220)            360                -                     140
                                                 -----------------------------------------------         ------------

                                                      (5,573)          2,835                -                  (2,738)
                                                 -----------------------------------------------         ------------

         Net loss                                    (10,623)         (1,584)             810                 (11,397)


Preferred stock dividend
         requirement                                  (4,105)              -            3,865                    (240)
                                                 -----------------------------------------------         ------------

Loss allocable to common
         stockholders                                (14,728)         (1,584)           4,675                 (11,637)
                                                 ===============================================         ============

Net loss per common share -
         basic and diluted                        $    (1.96)                                              $    (1.55)

Weighted average number
         of common and equivalent
         shares outstanding                            7,514                                                    7,514


(3)      See Note 3 to Consolidated Pro Forma Financial Statements
(4)      See Note 4 to Consolidated Pro Forma Financial Statements

                             Greenbriar Corporation
        Explanatory Notes to Consolidated Pro Forma Financial Statements

(1) To reflect the sale of properties to LSOF Pooled Equity, L.P. and the sale of an assisted living property in California. See further discussion of these transactions in Item 2.

(2)      To reflect the following pro forma adjustments:

                  (a) To reflect the $4,000,000 cash paid to LSOF Pooled Equity L.P. as part of the settlement. See Item 2.

                  (b)      To recognize the income tax effect of the sale.

                  (c) To reflect $450,000 of additional legal fees and $500,000 in costs associated with closing down the businesses at the properties sold.

                  (d) To reflect the settlement with LSOF Pooled Equity L.P. See Item 2.

(3) To reflect the sale of the properties discussed in Item 2. This revenue and expense is specifically identifiable to the communities sold.

(4) To reflect pro forma adjustments to general and administrative costs for salaries and related benefit expenses as well as legal costs associated with the settlement of the LSOF Pooled Equity Fund L.P matter.





                                      F-20